EXHIBIT 99.1






January 19, 2006




Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.   20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of Riviera Tool Company's Form 8-K dated January 13, 2006, and have the following comments:

    1. We agree with the statements made in paragraphs one, three, four and five.

    2. We have no basis on which to agree or disagree with the statements made in second paragraph.

Yours truly,


/s/ Deloitte & Touche LLP
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DELOITTE & TOUCHE LLP
Grand Rapids, Michigan